Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements:

Form S-3ASR	333-248557	Senior Debt Securities
Form S-8	333-229346	Amended and Restated BuildingConnected, Inc. 2013 Stock Plan
Form S-8	333-228934	PlanGrid 2012 Equity Incentive Plan
Form S-3ASR	333-226196	Autodesk, Inc. Common Stock
Form S-8	333-223861	Autodesk, Inc. 2012 Employee Stock Plan
Form S-8	333-213701	Autodesk, Inc. 1998 Employee Qualified Stock Purchase Plan
Form S-8	333-205038	Autodesk, Inc. 1998 Employee Qualified Stock Purchase Plan and Autodesk, Inc. 2012 Employee Stock Plan
Form S-8	333-194463	Autodesk, Inc. 1998 Employee Qualified Stock Purchase Plan and Autodesk, Inc. 2012 Employee Stock Plan
Form S-8	333-187338	Autodesk, Inc. 1998 Employee Qualified Stock Purchase Plan
Form S-8	333-179514	Autodesk, Inc. 1998 Employee Qualified Stock Purchase Plan, Autodesk, Inc. 2012 Employee Stock Plan and Autodesk, Inc. 2012 Outside Directors' Stock Plan
Form S-8	333-172936	Autodesk, Inc. 1998 Employee Qualified Stock Purchase Plan
Form S-8	333-165561	Autodesk, Inc. 1998 Employee Qualified Stock Purchase Plan and Autodesk, Inc. 2010 Outside Directors' Stock Plan
Form S-8	333-158131	Autodesk, Inc. 1998 Employee Qualified Stock Purchase Plan
Form S-8	333-149964	Autodesk, Inc. 2008 Employee Stock Plan, Autodesk, Inc. 1998 Employee Qualified Stock Purchase Plan
Form S-8	333-133015	Autodesk, Inc. 2006 Employee Stock Plan, Autodesk, Inc. 2000 Directors' Option Plan, Autodesk, Inc. 1998 Employee Qualified Stock Purchase Plan, and Alias Systems Holdings Inc. 2004 Stock Option Plan
Form S-8	333-116203	1996 Stock Plan and 1998 Employee Qualified Stock Purchase Plan
Form S-8	333-106556	1996 Stock Plan and 1998 Employee Qualified Stock Purchase Plan
Form S-8	333-88682	Revit Technology Corporation 1998 Stock Plan, 1996 Stock Plan and 1998 Employee Qualified Stock Purchase Plan
Form S-8	333-67974	1996 Stock Plan, 1998 Employee Qualified Stock Purchase Plan and Nonstatutory Stock Option Plan
Form S-8	333-45928	1996 Stock Plan, 2000 Directors' Option Plan and 1998 Employee Qualified Stock Purchase Plan
Form S-8	333-81207	1996 Stock Plan, 1998 Employee Qualified Stock Purchase Plan and Nonstatutory Stock Option Plan
Form S-8	333-62655	1996 Stock Plan and 1998 Employee Qualified Stock Purchase Plan
Form S-8	333-08693	1996 Stock Plan, 1990 Directors' Option Plan, 1998 Employee Qualified Stock Purchase Plan and Teleos Research 1996 Stock Plan

of our reports dated March 19, 2021, with respect to the consolidated financial statements and schedule of Autodesk, Inc., and the effectiveness of internal control over financial reporting of Autodesk, Inc., included in this Annual Report (Form 10-K) of Autodesk, Inc. for the year ended January 31, 2021.

                                /s/ ERNST & YOUNG LLP

San Francisco, California
March 19, 2021